EXHIBIT 23.1

           CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS



         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 20, 2000, relating to the financial statements, which is included in Alliance Fiber Optic Products, Inc.'s Registration Statement on Form S-1.

                                                 /s/ PRICEWATERHOUSECOOPERS LLP

Sunnyvale, California
November 28, 2000